UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 25, 2004

GMAC EDUCATION LOAN FUNDING TRUST-I

(Exact name of co-registrant as specified in its charter)

Delaware	333-102760	51-6535786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company, Rodney Square North,
1100 N. Market St., Wilmington, DE 19890-0001
(Address of Principal Executive Offices) (Zip Code)

Co-Registrant’s telephone number, including area code: (203) 975-6112

None
(Former name or former address, if changed since last report)

GMAC ELF LLC
(Exact name of co-registrant as specified in its charter)

Delaware	333-102760-01	22-3891807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1801 California Street, Suite 3900, Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

Co-Registrant’s telephone number, including area code: (303) 293-8500

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 25, 2004, Ronald W. Page voluntarily resigned as a director and vice president of GMAC ELF LLC (the “Company”).  Mr. Page did not resign due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

A copy of Mr. Page’s resignation letter, effective August 25, 2004, is attached hereto as Exhibit 17.1 and is incorporated herein by reference.

Item 8.01.  Other Events.

GMAC Commercial Holding Capital Corp. (“GMAC Holding”) has previously been engaged by GMAC Education Loan Funding Trust-I (the “Trust”) to act as administrator pursuant to the terms and provisions of an Administration Agreement, dated as of March 1, 2003 (the “Administration Agreement”), by and between GMAC Holding, the Trust, Wilmington Trust Company as Delaware trustee, and Zions First National Bank as trustee.  GMAC Holding has also previously been engaged by the Trust to act as servicing contractor for the Trust pursuant to the terms and provisions of a Servicing Contractor Agreement, dated as of March 1, 2003 (the “Trust Servicing Contractor Agreement”), between the Trust and GMAC Holding as servicing contractor.  GMAC Holding has also previously been engaged by the Company to act as servicing contractor for the Company pursuant to the terms and provisions of a Servicing Contractor Agreement, dated as of March 1, 2003 (the “Company Servicing Contractor Agreement”), between the Company and GMAC Holding as servicing contractor.

On August 26, 2004, GMAC Holding entered into a Services Agreement (the “Services Agreement”), by and between GMAC Holding and GCO Education Loan Funding Corp. (“GCO”), whereby GCO will provide certain services to GMAC Holding with respect to the Administration Agreement, the Trust Servicing Contractor Agreement and the Company Servicing Contractor Agreement, and such other services as required pursuant to the Services Agreement.  A copy of the Services Agreement is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

17.1	Resignation Letter from Ronald W. Page to the Company.

24.1	Power of attorney (1)

99.1	Services Agreement, dated as of August 26, 2004, by and between GMAC Holding and GCO.

(1)          Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC EDUCATION LOAN FUNDING TRUST-I

By: GMAC ELF LLC, as attorney-in-fact of the Co-Registrant

Date: August 31, 2004	By:	/s/ Gene E. Persinger
Gene E. Persinger,
Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC ELF LLC

Date: August 31, 2004	By:	/s/ Gene E. Persinger
Gene E. Persinger,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

17.1	Resignation Letter from Ronald W. Page to the Company.

24.1	Power of attorney (1)

99.1	Services Agreement, dated as of August 26, 2004, by and between GMAC Holding and GCO.

(1)          Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.